UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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DIGITALFX INTERNATIONAL, INC.
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DIGITALFX INTERNATIONAL, INC.

_____________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
_____________________________________________________

DATE	Wednesday, July 23, 2008

TIME	4:00 p.m. Pacific Time

PLACE	Panevino Ristorante Chianti/Brunello Meeting Rooms 246 Via Antonio Las Vegas, Nevada 89119
ITEMS OF BUSINESS	(1)	To elect three directors to our board of directors;

(2)	To amend our 2006 Stock Incentive Plan to increase the number of authorized shares from 1,537,501 to 5,000,000; and

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

RECORD DATE	You can vote if, at the close of business on June 12, 2008 you were a shareholder of the company.

PROXY VOTING
All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote promptly by signing and returning the enclosed Proxy card.

July 1, 2008	Craig Ellins
Chairman, Chief Executive Officer & President

DigitalFX International, Inc.
3035 East Patrick Lane, Suite 9
Las Vegas, Nevada 89120
(702) 938-9300

PROXY STATEMENT

These Proxy materials are delivered in connection with the solicitation by the board of directors of DigitalFX International, Inc., a Florida corporation (“DigitalFX,” the “company,” “we,” “us,” or “our”), of Proxies to be voted at our 2008 Annual Meeting of shareholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of shareholders on July 23, 2008, beginning at 4:00 p.m. Pacific Time. The meeting will be held at Panevino Ristorante, Chianti/Brunello Meeting Rooms, located at 246 Via Antonio, Las Vegas, Nevada 89119.

It is anticipated that the 2007 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to shareholders on or about July 3, 2008.

Shareholders Entitled to Vote. Holders of our common stock at the close of business on June 12, 2008 are entitled to receive this notice and to vote their shares at the Annual Meeting. Common stock is the only outstanding class of our securities entitled to vote at the Annual Meeting. As of June 12, 2008, there were 24,927,710 shares of common stock outstanding.

Proxies. Your vote is important. If your shares are registered in your name, you are a shareholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in street name, you must obtain a Proxy, executed in your favor, from the holder of record in order to be able to vote at the meeting. If you are a shareholder of record, you may revoke your Proxy at any time before the meeting either by filing with our corporate Secretary, at our principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by our board of directors.

Quorum. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the election of directors.

Voting. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

At the Annual Meeting, the shareholders will consider and vote upon proposals to (1) elect three directors to our board of directors and (2) amend our 2006 Stock Incentive Plan to increase the number of authorized shares from 1,537,501 to 5,000,000, and such other proposals as may properly come before the Annual Meeting or any adjournment thereof. The three nominees for directors who receive the highest number of votes will be elected. The ratification of the amendment of our 2006 Stock Incentive Plan requires the affirmative vote of a majority of the total votes cast on the proposal.

Solicitation of Proxies

All expenses of our solicitation of proxies, including the cost of mailing this Proxy Statement to our shareholders, will be borne by us. In addition to solicitation by use of the mails, proxies may be solicited from shareholders by our directors, officers and employees in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Annual Meeting. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

Other Matters

In the event a shareholder proposal was not submitted to us prior to the date of this Proxy Statement, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Annual Meeting. As of the date hereof, no shareholder proposal has been submitted to us, and management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of our board of directors. Such authorization includes authority to appoint a substitute nominee for any board of directors’ nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1: ELECTION OF DIRECTORS

Item 1 is the election of three members to our board of directors. Our board of directors currently consists of four members. At each annual meeting of our shareholders, directors are elected for a one-year term. At the 2008 Annual Meeting, each director will be elected for a term expiring at the 2009 Annual Meeting. Our bylaws presently provide that our board of directors will consist of three to five members with the actual number to be determined by resolution of our board of directors. The number of directors is currently fixed at four and our board of directors intends to fix the number at three upon the conclusion of the 2008 Annual Meeting.

Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, or any postponement or adjournment thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the then current board of directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our board of directors proposes the election of the following nominees as directors:

Craig Ellins
Jerry Haleva
Kevin R. Keating

The three nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and director nominees. At each annual meeting of our shareholders, directors are elected for a one-year term. At the 2008 Annual Meeting, each director will be elected for a term expiring at the 2009 Annual Meeting. Officers are appointed by our board of directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of our board of directors.

Name	Age	Position
Craig Ellins(1), (2)	56	Chairman of the Board, Chief Executive Officer and President
Mickey Elfenbein(3)	60	Chief Operating Officer and Secretary
Tracy Sperry(4)	38	Acting Chief Financial Officer
Amy Black(1), (2)	48	President of VMdirect, L.L.C.
Jerry Haleva(1)	61	Director
Kevin R. Keating(5)	68	Director

(1)	These persons were appointed to their respective positions effective June 15, 2006.
(2)	Craig Ellins and Amy Black are husband and wife.
(3)	Mr. Elfenbein was appointed to his position on August 24, 2007 and commenced service as of September 17, 2007.
(4)	Ms. Sperry was appointed to her position on February 1, 2008.
(5)	Mr. Keating was elected as a director on June 22, 2004.

Directors

Craig Ellins
Mr. Ellins currently serves as our Chairman of the Board, Chief Executive Officer and President, and has served as the Chief Executive Officer of VMdirect since November 2001. Prior to his employment with VMdirect, Mr. Ellins provided consulting services to various companies related to their direct marketing activities.

Jerry Haleva
Mr. Haleva is President of Sergeant Major Associates, Inc., which he founded in 1990. Mr. Haleva also serves on numerous charitable and issue-based boards and commissions, including the Executive Committees of both the Yosemite National Institute (YNI) and the American Israel Public Affairs Committee (AIPAC), as well as on the California International Relations Foundation. Mr. Haleva is a 20-year veteran as a professional staff person with the California Legislature, and has held appointments on the Capitol Area Committee, as Chief Counsel to the Governor’s Blue Ribbon Fire Commission, the Long-range Planning Committee of the FCC, the Safety Belt Task Force and, most recently, as Chairman of the California Highway Patrol Citizens’ Oversight Committee. Beginning as a Ford Foundation Fellow, he served both houses and both parties during his public service career. From 1972 through 1974, he served as the Legislature’s chief consultant on the state prison system. In 1976, as Chief of Staff to the Senate Minority Leader, he helped create and supervised the Joint Committee on Fire, Police, Emergency and Disaster Services. Additionally, he oversaw the Select Committee on Business Development and the Joint Legislative Budget Committee. Mr. Haleva holds a B.A. in Government and a general secondary teaching credential from California State University at Sacramento.

Kevin R. Keating
Mr. Keating, our former President, Secretary and Treasurer from June 22, 2004 through June 15, 2006, is the Managing Member of Vero Management, LLC, which provides managerial, administrative, and financial consulting services for micro-cap public companies. For more than 40 years he has been engaged in various aspects of the investment business. Mr. Keating began his Wall Street career with the First Boston Corporation in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. From 1982 through 2006, he was associated with a variety of securities firms as a registered representative servicing the investment needs of high net worth individual investors. Mr. Keating also serves on the board of directors of Blue Holdings, Inc., Catalyst Lighting Group, Inc., Wentworth IV, Inc. and Wentworth V, Inc. Wentworth VI, Inc., Wentworth VII, Inc. Wentworth VIII, Inc., Frezer, Inc., Quikbyte, Inc., and Bonds.com Group, Inc.

Executive Officers

Mickey Elfenbein
Mr. Elfenbein currently serves as our Chief Operating Officer and was appointed as our Secretary on February 1, 2008. From and after 2005 Mr. Elfenbein served as President of SaySwap, Inc., a business focused on internet peer to peer trading of console games. Prior thereto, from 2000 to 2005 Mr. Elfenbein served as the Chief Executive Officer of Tundershot, LLC where he expanded marketing and distribution channels, built a financial services agency with direct sales, and gained experience as a distributor in a multi-level marketing business. From 1996 to 2000, as Chief Executive Officer of Simitar Entertainment, Inc., Mr. Elfenbein lead the company into a growth oriented global entertainment product and marketing enterprise. Prior thereto, Mr. Elfenbein served as the Chief Executive Officer and President of K-tel International, Inc. from 1992 to 1996, and as its President from 1985 to 1992. Mr. Elfenbein graduated from the University of Manitoba with a Bachelor of Commerce (Honors) degree.

Tracy Sperry
Ms. Sperry currently serves as our Acting Chief Financial Officer and has served as our Director of Finance since 2006. From 2002 to 2006, Ms. Sperry worked as a Controller and Financial Reporting Manager for Aristocrat Technologies, Inc., an international gaming manufacturer and Australian public company. Prior thereto, Ms. Sperry spent eight years as an auditor, most recently with McGladrey & Pullen, LLP, where she was employed from 1997 to 2002. Ms. Sperry is a Certified Public Accountant and member of the AICPA.

Amy Black
Ms. Black has served as the President of VMdirect since November 2001. Ms. Black was a founder of helloNetwork, Inc. in 1996 and served as its Vice President of Public Relations and Advertising. From 1992 to 1996, Ms. Black was President of Academic Connections.

None of our officers or directors, nor any of their affiliates have been involved in any transaction with us or any of our directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the SEC, other than with respect to the transactions that have been described herein. None of our officers and directors have been involved in a petition under Federal bankruptcy laws or state insolvency laws, convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, nor have they been a party to any judicial or administrative proceeding during the past five years, except for matters that were dismissed without sanction or settlement, that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, Federal or state securities laws, or a finding of any violation of Federal or state securities laws.

CORPORATE GOVERNANCE

Governance Practices

Our board of directors has adopted several corporate governance policies to enhance its own effectiveness and to implement best practices for our corporate governance. These policies are reviewed from time to time for possible revision to respond to changing regulatory requirements, evolving best practices and the knowledge obtained from operating in accordance with these practices over time. Highlights of our corporate governance practices are described below.

Independence of our Board of Directors

Since June 29, 2007, the majority of our board of directors has been comprised of “independent” directors as that term is defined in Section 803(A)(2) of the American Stock Exchange (“AMEX”) Company Guide as required by AMEX. During 2007, our board of directors determined that each of Emanuel Gerard, Jerry Haleva and Kevin Keating were independent.

Board Committees and Charters

Our board of directors delegates various responsibilities and authority to different committees. Committees regularly report on their activities and actions to the full board of directors. Our board of directors currently has, and appoints the members of, standing audit and compensation committees. The independent members of our board of directors also serve in the capacity of our nominating and governance committee. Our board of directors determined each member of the audit and compensation committees to be an independent director in accordance with NASDAQ standards. Each of the committees has a written charter approved by our board of directors. We post copies of each charter on our website at www.digitalfx.com under the “Investor Relations” section. Each committee can engage outside experts, advisers, and counsel to assist the committee in its work.

Our board of directors held 13 meetings during fiscal 2007. Our board of directors also acted four times by unanimous written consent during fiscal 2007. All directors attended 75% or more of all the meetings of our board of directors and those committees on which they served in fiscal 2007.

While we do not require members of our board of directors to attend our Annual Meeting, each director is encouraged to do so. Our shareholders last acted by written consent on June 22, 2006.

Audit Committee

Our board of directors has a separately designated standing audit committee (“Audit Committee”). Our Audit Committee currently consists of Emanuel Gerard (whose term will expire at the Annual Meeting), Jerry Haleva and Kevin R. Keating. We have determined that each member of our Audit Committee is “independent” as that term is defined in Section 803(A)(2) of the AMEX Company Guide as required by AMEX. Our Audit Committee is responsible for selecting and engaging our independent accountant, establishing procedures for the confidential, anonymous submission by our employees of, and receipt, retention and treatment of concerns regarding accounting, internal controls and auditing matters, reviewing the scope of the audit to be conducted by our independent public accountants, and periodically meeting with our independent public accountants and our chief financial officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls. Our Audit Committee reports its recommendations as to the approval of our financial statements to our board of directors. The role and responsibilities of our Audit Committee are more fully set forth in a written charter adopted by our board of directors in August 2006. Our Audit Committee reviews and reassesses the Audit Committee Charter annually and recommends any changes to our board of directors for approval. Our Audit Committee held three meetings during fiscal 2007.

Audit Committee Financial Expert

Our board of directors has determined that our Audit Committee does not include a person who is an “audit committee financial expert” within the meaning of the rules and regulations of the SEC. Our board of directors has further determined that each member of the Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in such member’s financial sophistication. Accordingly, our board of directors believes that each member of our Audit Committee has sufficient knowledge and experience necessary to fulfill such member’s duties and obligations on our Audit Committee.

Audit Committee Report

The Audit Committee currently consists of Messrs. Gerard, Haleva and Keating. Messrs. Gerard, Haleva and Keating are “independent,” within the meaning of the applicable rules for companies traded on AMEX.

In fulfilling its responsibilities for our financial statements for fiscal 2007, the Audit Committee:

•
Reviewed and discussed our audited financial statements for the year ended December 31, 2007 with management and Weinberg & Company, P.A. (“Weinberg”), our independent registered public accounting firm;

•	Discussed with Weinberg the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit; and

•	Received written disclosures and a letter from Weinberg regarding its independence as required by Independence Standards Board Standard No. 1, and has discussed with Weinberg their independence.

Based on its review of the audited financial statements and discussions with management and Weinberg, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Audit Committee:	Emanuel Gerard
Jerry Haleva Kevin R. Keating

Nominating Procedures

We do not have a nominating committee or nominating committee charter for persons to be proposed as directors for election to our board of directors. The duties and functions performed by such committee are performed by the independent members of our board of directors pursuant to resolutions adopted by our board of directors. Currently, our entire board of directors decides on nominees on the recommendation of a majority of the independent members of our board of directors.

We do not have any restrictions on shareholder nominations under our articles of incorporation or bylaws. The only restrictions are those applicable generally under the Florida Business Corporation Act and the federal proxy rules. Our shareholders may nominate one or more persons for election as a director at an annual meeting of shareholders. Candidates nominated by shareholders will be reviewed according to the criteria set forth below.

In carrying out their function to nominate candidates for election to our board of directors, the independent members of our board of directors consider the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of our board of directors at that point in time. The independent members of our board of directors believe that each candidate should be an individual who has demonstrated integrity and ethics in such candidate’s personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate’s chosen field. Each candidate should be prepared to participate fully in board activities, including attendance at, and active participation in, meetings of our board of directors, and not have other personal or professional commitments that would, in the judgment of the independent members of our board of directors, interfere with or limit such candidate’s ability to do so.

Notwithstanding the provisions set forth above, if we are legally required by contract or otherwise to provide third parties with the ability to nominate directors (e.g., preferred stock rights to elect directors upon a dividend default, shareholder agreements and management agreements), the selection and nomination of such directors need not be subject to the nominating and review process of the independent members of our board of directors. The independent members of our board of directors did not act in their capacity as our nominating committee in 2007.

Compensation Committee

The compensation committee of our board of directors (“Compensation Committee”) currently consists of Messrs. Gerard, Haleva and Keating. Generally, the Compensation Committee is responsible for considering and making recommendations to our board of directors regarding executive compensation and is responsible for administering our stock incentive plan. The role and responsibilities of the Compensation Committee are more fully set forth in a written charter adopted by our board of directors in August 2006. The Compensation Committee reviews and reassesses the Compensation Committee Charter annually and recommends any changes to our board of directors for approval. Our Compensation Committee held one meeting during fiscal 2007.

Code of Ethical Conduct

Our board of directors has adopted a Code of Ethical Conduct (the “Code of Conduct”). We require all employees, directors and officers, including our Chief Executive Officer and Chief Financial Officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. The Code of Conduct contains additional provisions that apply specifically to our Chief Financial Officer and other financial officers with respect to full and accurate reporting. The Code of Conduct is available on our website at www.digitalfx.com.

Shareholder Communications with our Board of Directors

Our board of directors has adopted two methods by which our shareholders may communicate with our board of directors regarding matters of substantial importance to us. These methods are as follows:

1. Procedures for Submission of Communications Regarding Audit and Accounting Matters. Pursuant to the duties and responsibilities delegated to the Audit Committee in its Audit Committee Charter, the Audit Committee adopted procedures for (a) the receipt, retention, and treatment of communications received by us regarding accounting, internal accounting controls, or auditing matters; and (b) the submission by our employees, on a confidential and anonymous basis, of communications regarding questionable accounting or auditing matters. These procedures allow any person to submit a good faith communication regarding these various audit, internal accounting control and accounting matters to the Audit Committee, or to our management, and any employee to do so on a confidential and anonymous basis, without fear of dismissal or retaliation of any kind. Ultimately, the Audit Committee will oversee treatment of communications in this area, and therefore any submissions would be reviewed by those members of our board of directors serving on the Audit Committee. The Audit Committee also may submit such communications to our board of directors for review and oversight as well.

2. Code of Ethical Conduct. Our Code of Ethical Conduct identifies the e-mail addresses for each of our Chief Operating Officer, board of directors and Audit Committee. This allows individuals to contact those parties in connection with matters concerning the code and our overall ethical values and standards. We have also listed the contact information of our independent corporate counsel should individuals wish to contact our board of directors on an anonymous basis.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis relates to the compensation paid to our named executive officers in the Summary Compensation Table set forth below during fiscal 2007.

Compensation Philosophy and Objectives

Our executive compensation program is designed to (i) attract, as needed, executives with the skills necessary for us to achieve our business plan priorities, (ii) reward our executives fairly over time, (iii) retain those executives who continue to perform at or above expected levels of performance, and (iv) align the compensation of our executives with our performance.

Compensation for our named executive officers has both short-term and long-term components, as well as a benefits component, and is dependent on performance. The short-term components are base salary and cash bonuses. The long-term component consists of stock options. Our 2006 Stock Incentive Plan (“Plan”), which was adopted by our shareholders in 2006, also permits the granting of restricted stock. Historically we have granted only stock options to our named executive officers. In establishing future executive officer compensation packages, the Compensation Committee may utilize the other types of awards available under the Plan, and/or adopt additional long-term incentive and/or annual incentive plans to meet the needs of changing employment markets and economic, accounting and tax conditions. It is anticipated that any such new plans would be submitted to our shareholders for approval.

Our compensation program does not rely to any significant extent on welfare benefits or perquisites. The benefits offered under these plans and programs to named executive officers serve a different purpose than do the other components of compensation. In general, they are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on compensation and years of service. Benefits offered to named executive officers are those that are offered to the general employee population. Perquisites are limited and generally consist of automobile allowances.

Our management, the Compensation Committee and our board of directors work in a cooperative fashion. Management advises the Compensation Committee and our board of directors on compensation developments, compensation packages and our overall compensation program. The Compensation Committee and/or our board of directors then review and are required to approve the same prior to their adoption by us. Our board of directors also approves any material changes in our Chief Executive Officer’s compensation arrangements. Management works with the Compensation Committee and our board of directors to report on executive performance, particular business issues facing an executive or his or her division, and management’s views on the efficacy of and incentives behind the compensation program in order to assist in the establishment of appropriate performance goals, the adjustment of salaries, the award of discretionary bonuses and related matters.

Our compensation program and the compensation package of each named executive officer are reviewed annually by the Compensation Committee. On a program-wide basis, the Compensation Committee considers whether our incentive plans provide appropriate means of compensating our executives (e.g., cash versus stock, time-based versus performance-based incentives, etc.), stock availability under existing plans and developments in the field of incentive compensation. Historically, we have not had bonus or other incentive compensation plans, other than the Plan. Furthermore, we were limited (and continue to be limited) in the number of options (and other equity awards) we could grant to individuals as the Plan is subject to limitations regarding the maximum number of awards that we may grant. Our compensation program does not provide for a specific mix of base salary, cash bonuses and equity awards. We seek to establish our executive compensation at levels we believe will enable us to hire and retain executives in a competitive environment and to reward executives for their contribution to our overall business success.

The Compensation Committee’s annual review also includes consideration of the various elements of our executive compensation packages, including whether there should be general or specific salary increases, whether potential payouts as a percentage of salary should change, and whether to alter the mix between cash and equity compensation. This review also addresses the more specific issues of setting performance targets and whether an individual executive’s performance, promotion or change in circumstances warrant changes to his or her compensation package that are different from the other executives as a group.

Elements of Compensation

In setting the compensation for each named executive officer, the Compensation Committee considers (i) the level of compensation paid to executive officers in positions of similar digital communications companies, (ii) the responsibility and authority of each position relative to other positions within the company, (iii) the individual performance of each executive officer, and (iv) the experience and skills of the named executive officer.

Base Salary

In establishing base salaries for named executive officers, the Compensation Committee considers the comparative data described above as well as overall performance, the performance of each individual named executive officer, and the performance of their division for operational executives, as well as considering market forces, peer data and other general factors believed to be relevant, including time between salary increases, promotion, expansion of responsibilities, advancement potential, and the execution of special or difficult assignments. Additionally, the Compensation Committee will take into account the relative salaries of the executive officers and determine what it believes are appropriate compensation level distinctions between and among the executive officers, including between the Chief Executive Officer and the other named executive officers and among the other named executive officers. While the Compensation Committee considers our financial performance, there is no specific relationship between achieving or failing to achieve budgeted estimates or our stock or financial performance and the annual salaries determined by the Compensation Committee for any of the executive officers. No specific weight is attributed to any of the factors considered by the Compensation Committee; the Compensation Committee considers all factors and makes a subjective determination, based upon the experience of its members and the recommendations of our management.

Salaries for executives are reviewed annually by the Compensation Committee and may be adjusted by the Compensation Committee in accordance with the criteria described above. Management participates in setting base salaries as described above.

Cash Bonuses

Our named executive officers are eligible to receive cash bonuses at the discretion of the Compensation Committee. The Compensation Committee believes cash bonuses serve to motivate our named executive officers to meet performance goals envisioned by management and the Compensation Committee in order to benefit all of our stakeholders. The Compensation Committee awards cash bonuses based on management recommendations, the comparative data described above as well as individual performance, the functions performed by the named executive officer, the scope of the named executive officer’s on-going duties, general changes in industry compensation for comparable positions, and our overall financial performance.

Equity Compensation

Our officers and other employees are eligible to participate in the Plan. The Plan was established to provide an incentive for employees, including executive officers, to maximize our long-term performance, and permits our board of directors or the Compensation Committee to grant stock options and restricted stock purchase rights to employees, including executive officers, on such terms as our board of directors or the Compensation Committee may determine.

Our overall long-term equity incentive strategy is to grant stock options, which reward the executive when shareholder value is created via stock appreciation. We believe that stock options are an effective way to motivate executives to deliver consistent operational performance to increase our long-term value.

The Compensation Committee considers the grant of stock-based compensation to all officers. The Compensation Committee determines the size of an executive’s equity grant by considering a number of factors, such as: (i) market benchmarking, including the size of competitive grants based on the value delivered, percent of the company and absolute size of the grant, (ii) prior grants and the unvested retention value of the grants, (iii) retention objectives for the specific executive, and (iv) guidelines established by the Compensation Committee for equity usage company-wide. Such grants are then made on the basis of a subjective analysis of an executive’s individual performance, our financial performance, and the number of shares subject to the executive’s existing options, as well as the extent to which the executive’s existing equity awards have current value.

These annual grants are reviewed with the Compensation Committee and approved by the Compensation Committee or our board of directors on the grant date. The exercise price for stock options is greater than or equal to the closing price of the underlying common stock on the grant date.

Benefits and Other Compensation

We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance. Executives are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. Currently, we do not have a pension plan or any defined contribution or defined benefit retirement plans.

Tax Considerations

The Compensation Committee has considered the potential future effects of Internal Revenue Code Section 162(m) on its compensation program. Section 162(m) limits the deductibility by public companies of certain executive compensation in excess of $1.0 million per executive per year, but excludes from the calculation of such $1.0 million limit certain elements of compensation, including performance-based compensation, provided that certain requirements are met. None of our executive officers approached the $1.0 million limit in fiscal 2007 and we do not expect any executive officer to approach such limit in fiscal 2008.

Compensation of Chief Executive Officer

We paid our Chief Executive Officer and President, Craig Ellins, $125,000 for services rendered during 2007. We considered the level of compensation paid to chief executive officers of similar digital communication companies, the responsibility and authority of our chief executive officer relative to other officers within the company, (iii) the performance of our chief executive officer, and (iv) the experience and skills of our chief executive officer.

Compensation of Other Named Executive Officers

The specific amounts of compensation we paid to our other named executive officers are set forth in the summary compensation table below. We believe that these amounts were competitive with respect to compensation in our industry and met the elements described under our compensation objectives and philosophy.

EXECUTIVE & DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth, as to our named executive officers, information concerning all compensation paid to our named executive officers for services rendered during our fiscal years ended December 31, 2007 and 2006. No other executive officers received total compensation in excess of $100,000 for the fiscal year ended December 31, 2007.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($)	Total ($)
Craig Ellins Chairman, Chief Executive Officer and President(1)	2007 2006	$ $	125,000 83,467	$	-- 15,478	-- --	$ $	125,000 98,945
Mickey Elfenbein Chief Operating Officer and Secretary(2)	2007 2006		$59,119 --		$6,000 --	$76,691 --		$141,810 --
Lorne Walker Chief Financial Officer and Secretary(3)	2007 2006	$ $	116,562 101,922	$ $	6,000 13,898	$39,772 14,399	$ $	162,334 132,019
Amy Black President of VMdirect, L.L.C.(4)	2007 2006	$ $	125,000 107,628	$	-- 15,246	-- --	$ $	125,000 122,874

(1)
Mr. Ellins became our Chairman, Chief Executive Officer and President on June 15, 2006 upon the closing of a stock exchange transaction (the “Exchange Transaction”) with VMdirect, LLC (“VMdirect”). The compensation disclosed for Mr. Ellins in the table above for the year ended December 31, 2006 includes $22,476 paid as salary for services rendered by Mr. Ellins to VMdirect as its Chief Executive Officer during the period from January 1 through June 15, 2006. Mr. Ellins’ current annual salary is $100,000 and he may also receive a discretionary bonus as determined by the compensation committee of our board of directors. Mr. Ellins does not have an employment agreement with us.

(2)
Mr. Elfenbein was appointed as our Chief Operating Officer on August 24, 2007 and commenced service as of September 17, 2007. Mr. Elfenbein was appointed as our Secretary on February 1. 2008. Mr. Elfenbein was granted an option to purchase 300,000 shares of our common stock at a per share price of $3.80. The other material terms of the option are discussed below. The fair value of options was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions for the year ended December 31, 2007: risk-free interest rate of 4.64%; expected dividend yield of zero percent; expected option life of five years; and current volatility of 68.38%. On May 13, 2008, these options were cancelled and we issued Mr. Elfenbein two new options to purchase 125,000 shares of common stock at an exercise price of $1.21 and 175,000 shares of common stock at an exercise price of $0.55 with the same vesting provisions as the cancelled options, and each terminating on May 12, 2018. Mr. Elfenbein is party to an employment agreement with us pursuant to which Mr. Elfenbein will receive base compensation for the first six months of the term at an annual rate of no less than $200,000, and thereafter, will receive compensation at an annual rate of no less than $250,000. The employment agreement has a term of three years subject to automatic one-year renewals unless either party provides 120 days prior written notice to the other of non-renewal. Mr. Elfenbein is also entitled to participate in our bonus pool at the discretion of our board of directors. Mr. Elfenbein is also entitled to three weeks paid vacation and reimbursement of expenses, including a non-accountable amount of $750 per month to cover additional expenses. Additionally, Mr. Elfenbein has agreed to relocate from his current residence to Las Vegas, Nevada and in connection with such relocation, we have agreed to pay to Mr. Elfenbein an amount of up to $55,000 to be applied to costs related to his relocation. If we terminate Mr. Elfenbein’s employment for any reason other than for cause (as defined in the employment agreement), his death or his permanent disability, or if Mr. Elfenbein terminates his employment due to a constructive termination (as defined in the employment agreement), we are required to pay Mr. Elfenbein his then current base salary for a period of 12 months, and to continue his benefits (covering Mr. Elfenbein and his family) for the same period, unless Mr. Elfenbein commences other employment pursuant to which he receives comparable benefits. If Mr. Elfenbein’s employment is terminated for any reason other than for cause, Mr. Elfenbein’s option will vest with respect to an additional 50,000 shares of our common stock.

(3)
Ms. Walker served as our Chief Financial Officer and Secretary from June 15, 2006 through February 1, 2008. The compensation disclosed for Ms. Walker in the table above for the year ended December 31, 2006 includes $47,499 paid as salary for services rendered by Ms. Walker to VMdirect as its Chief Financial Officer during the period from January 1 through June 15, 2006. Ms. Walker’s annual salary was $125,000 and she was eligible to receive a discretionary bonus as determined by the compensation committee of our board of directors. Ms. Walker was granted an option by VMdirect which we assumed and which entitled Ms. Walker to purchase 376,419 shares of our common stock at a per share exercise price of $0.26. The fair value of options was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions for the year ended December 31, 2007: risk-free interest rate of 4.5%; expected dividend yield of zero percent; expected option life of four years; and current volatility of 50%. Ms. Walker was also granted an additional option to purchase 30,000 shares of our common stock at a per share exercise price of $3.65. The fair value of options was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions for the year ended December 31, 2007: risk-free interest rate of 4.64%; expected dividend yield of zero percent; expected option life of five years; and current volatility of 42%. The other material terms of the options are discussed below. Ms. Walker did not have an employment agreement with us. Ms. Walker’s options terminated on May 1, 2008.

(4)
Ms. Black’s current annual salary is $100,000 and she may receive a discretionary bonus as determined by the compensation committee of our board of directors. Ms. Black does not have an employment agreement with us.

Except as previously disclosed, we have no agreements with our named executive officers that provide for payments to such named executive officers at, following or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the responsibilities of such named executive officers following a change in control.

Grants of Plan Based Awards Table

The following table presents information regarding plan based option grants to our named executive officers during our fiscal year ending December 31, 2007.

Name	Grant Date	All Other Option Awards: Number of Shares of Stocks of Units (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Craig Ellins	--	--	--	--
Mickey Elfenbein(1)	8/24/07	300,000	$3.80	$690,218
Lorne Walker(2)	6/29/07	30,000	$3.65	$52,254
Amy Black	--	--	--	--

(1)
Consists of options issued in conjunction with Mr. Elfenbein’s employment agreement. The options entitled Mr. Elfenbein to purchase an aggregate of 300,000 shares of common stock at a per share exercise price of $3.80. These options, which were granted on August 24, 2007, vested over three years as follows: 33.4% on September 17, 2008, 33.3% on each of the second and third anniversaries of the grant date. The fair value of options was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions for the year ended December 31, 2007: risk-free interest rate of 4.64%; expected dividend yield of zero percent; expected option life of five years; and current volatility of 68.38%. On May 13, 2008, these options were cancelled and we issued Mr. Elfenbein two new options to purchase 125,000 shares of common stock at an exercise price of $1.21 and 175,000 shares of common stock at an exercise price of $0.55 with the same vesting provisions as the cancelled options, and each terminating on May 12, 2018.

(2)
Consists of options issued to Ms. Walker on June 29, 2007. The options entitled Ms. Walker to purchase an aggregate of 30,000 shares of common stock at a per share exercise price of $3.65. The options vest as follows: 25% on June 29, 2007 and 25% on June 29, 2008 and the remainder monthly thereafter on a ratable basis for 24 months. These options terminated on May 1, 2008. The fair value of options was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions for the year ended December 31, 2007: risk-free interest rate of 4.64%; expected dividend yield of zero percent; expected option life of five years; and current volatility of 42%.

Outstanding Equity Awards at Fiscal Year-End Table

The following table presents information regarding outstanding options held by our named executive officers as of the end of our fiscal year ending December 31, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Craig Ellins	--	--	--	--
Mickey Elfenbein(1)	--	300,000	$3.80	8/23/2017
Lorne Walker(2)	274,472	101,947	$0.26	12/31/2015
Lorne Walker(3)	7,500	22,500	$3.65	06/28/2017
Amy Black	--	--	--	--

(1)
Consists of options issued in conjunction with Mr. Elfenbein’s employment agreement. The options entitle Mr. Elfenbein to purchase an aggregate of 300,000 shares of common stock at a per share exercise price of $3.80. These options, which were granted on August 24, 2007, vest over three years as follows: 33.4% on September 17, 2008, 33.3% on each of the second and third anniversaries of the grant date. On May 13, 2008, these options were cancelled and we issued Mr. Elfenbein two new options to purchase 125,000 shares of common stock at an exercise price of $1.21 and 175,000 shares of common stock at an exercise price of $0.55 with the same vesting provisions as the cancelled options, and each terminating on May 12, 2018.

(2)
Consists of options originally issued by VMdirect and assumed by us in the Exchange Transaction with VMdirect which entitled Ms. Walker to purchase an aggregate of 376,419 shares of common stock at a per share exercise price of $0.26. These options vested as follows: 25% on December 31, 2005, and 25% on December 31, 2006, and the remainder monthly thereafter on a ratable basis for 24 months. These options terminated on May 1, 2008.

(3)
Consists of options issued to Ms. Walker on June 29, 2007. The options entitled Ms. Walker to purchase an aggregate of 30,000 shares of common stock at a per share exercise price of $3.65. The options vested as follows: 25% on June 29, 2007 and 25% on June 29, 2008 and the remainder monthly thereafter on a ratable basis for 24 months. These options terminated on May 1, 2008.

Director Compensation

The following table details the total compensation earned by our non-employee directors in 2007.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Emanuel Gerard(2)	$5,000	$17,892	$22,892
Jerry Haleva(3)	$22,000	$21,174	$43,174
Kevin Keating(4)	$22,000	$21,174	$43,174

(1)
The fair value of options was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions for the year ended December 31, 2007: grant date fair value of $3.45- $4.20; dividend yield of 0; risk free interest rate of 4.5%; expected volatility of 42.0-68.38% and an expected life of 5 years.

(2)
Mr. Gerard had 30,000 options outstanding at December 31, 2007, of which 7,500 were exercisable at an exercise price of $3.45. The remaining options vest in equal annual installments over a three-year period from the date of grant, which was September 30, 2007. On May 13, 2008, these options were cancelled and we issued Mr. Gerard a new option to purchase 30,000 shares of common stock at an exercise price of $1.21 with the same vesting provisions as the cancelled option, terminating on May 12, 2018.

(3)
Mr. Haleva had 30,000 options outstanding at December 31, 2007, of which 7,500 were exercisable at an exercise price of $4.20. The remaining options vest in equal annual installments over a three-year period from the date of grant, which was April 27, 2007. On May 13, 2008, these options were cancelled and we issued Mr. Haleva a new option to purchase 30,000 shares of common stock at an exercise price of $1.21 with the same vesting provisions as the cancelled option, terminating on May 12, 2018.

(4)
Mr. Keating had 30,000 options outstanding at December 31, 2007, of which 7,500 were exercisable at an exercise price of $4.20. The remaining options vest in equal annual installments over a three-year period from the date of grant, which was April 27, 2007. On May 13, 2008, these options were cancelled and we issued Mr. Keating a new option to purchase 30,000 shares of common stock at an exercise price of $1.21 with the same vesting provisions as the cancelled option, terminating on May 12, 2018.

The general policy of our board of directors is that compensation for independent directors should be a mix of cash and equity-based compensation. We do not pay management directors for board service in addition to their regular employee compensation. The compensation committee of our board of directors, which consists of Messrs Gerard, Haleva and Keating, all of whom are “independent” as that term is defined in Section 803(A)(2) of the AMEX Company Guide as required by AMEX, has the primary responsibility for reviewing and considering any revisions to director compensation. The Board reviews the committee’s recommendations and determines the amount of director compensation. The committee can engage the services of outside advisers, experts, and others to assist the committee in determining director compensation. During 2007, the committee did not use an outside adviser to aid in setting director compensation.

During 2007 the committee recommended and our board of directors approved the payment of $10,000 as compensation to our independent directors for services rendered during fiscal 2006, and the following compensation for services rendered or to be rendered during fiscal 2007:

•	quarterly cash retainer of $2,500;

•	in person attendance fee of $1,000;

•	telephonic attendance fee of $500; and

•	stock option grant of 30,000 shares.

Directors’ options vest in equal annual installments over a three-year period from the date of grant.

CERTAIN TRANSACTIONS WITH SIGNIFICANT SHAREHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS

Reportable Related Person Transactions. Other than the employment agreements described elsewhere in this Proxy Statement and the transactions described below, since January 1, 2006, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and

•
in which any nominee for director named in this Proxy Statement, executive officer, other shareholders of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

On June 10, 2004, we entered into a contract with Vero Management, LLC (“Vero”) for managerial and administrative services. Vero was not engaged to provide, and Vero did not render, legal, accounting, auditing, investment banking or capital formation services. Kevin R. Keating is the manager of Vero. The term of the contract was for one year. In consideration of the services provided, Vero was paid $1,000 for each month in which services were rendered. Furthermore, Vero paid $25,439 of our expenses during the three months ended March 31, 2006. As of March 31, 2006, we owed Vero $31,439, which amount was paid by us at consummation of our acquisition of VMdirect. We terminated our agreement with Vero on June 15, 2006.

We engaged Garisch Financial, Inc. in July 2004 to perform consulting services for us while we were a public shell and to assist in due diligence, structuring and negotiating acquisition transactions to which we were party. We did not enter into a written consulting services agreement with Garisch Financial, Inc. Upon the consummation of the acquisition of VMdirect, we paid Garisch Financial, Inc. a sum of $60,000 for consulting services rendered to us. Garisch Financial, Inc. no longer provides consulting services to us.

At the closing of our acquisition of VMdirect, we entered into a financial advisory agreement with Keating Securities, LLC (“Keating Securities”), a registered broker-dealer, under which Keating Securities was compensated by us for advisory services rendered to us in connection with our acquisition of VMdirect. The transaction advisory fee of $500,000 was paid at the closing of the acquisition.

Kevin R. Keating, one of our directors, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of Keating Reverse Merger Fund, LLC. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Keating Investments, LLC is also the managing member and 100% owner of Keating After Market Support, LLC. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, Keating Reverse Merger Fund, LLC, Keating Securities, LLC or Keating After Market Support, LLC and disclaims any beneficial interest in the shares of our common stock owned by Keating Reverse Merger Fund, LLC. Similarly, Keating Investments, LLC, Keating Reverse Merger Fund, LLC, Keating Securities, LLC and Keating After Market Support, LLC disclaim any beneficial interest in the shares of our common stock currently owned by Kevin R. Keating.

Immediately following the closing of our acquisition of VMdirect, we entered into an agreement with Keating After Market Support, LLC to provide investor relations and after market support services to us for a period of not less than six months following the closing of the acquisition. Under this agreement, Keating After Market Support, LLC was paid a monthly fee of $7,500 during the term.

On January 29, 2007, we entered into an Amended and Restated License, Hosting and Services Agreement (the “Amended Agreement”) with RazorStream, a company controlled by VM Investors, LLC, our majority shareholder, which is in turn managed by Craig Ellins, our Chairman, Chief Executive Officer and President, and Richard Kall, the Chairman of VMdirect. The Amended Agreement amends and restates the Licensing, Hosting and Services Agreement effective May 1, 2005 with RazorStream.

Pursuant to the terms of the Amended Agreement, RazorStream will provide hosting, maintenance and support services for each individual website operated by us or any third party authorized by us. While the initial term of the Amended Agreement ended on January 15, 2008, the Amended Agreement remains operative thereafter unless terminated by either party upon 60 days prior written notice. Under the terms of the Amended Agreement, for each individual website operated by us or any third party authorized by us, RazorStream (a) charges us $5 per new subscriber account exceeding 20,000 accounts (purchasable in 20,000 account increments); (b) is entitled to (1) ten percent (10%) of our total gross revenue from all active subscriber accounts, with a minimum amount of $0.69 per each such subscriber account per month, and (2) terms to be mutually agreed upon by the parties for all advertising-based “free” subscriber accounts, provided, however that such terms will provide for a minimum amount of $0.25 per each such subscriber account per month; and (c) effective February 1, 2007, is entitled to a minimum guarantee of $50,000 per month that is non-refundable but that will be credited against the above fees. We may, from time to time, engage RazorStream for non-recurring engineering services at a rate of $200 per hour. The fees above apply independently to each individual website operated by us or any third party authorized by us, and no fees charged with respect to any individual website, and no subscriber account applied with respect to any individual website, shall be aggregated with any fees or subscriber accounts, respectively, applied to any other website. In connection with the services discussed above, we incurred expenses of $2,029,000 during the year ended December 31, 2007.

In addition, in conjunction with RazorStream, we are in process of developing a unique internet appliance (the “Set Top Box”) which will allow users the ability to access their DigitalFX Studio features, stream high resolution on demand audio and video content and participate in the social network, all from their television. During the year ended December 31, 2007, we made payments to RazorStream of $225,000 for development costs associated with the Set Top Box.

On June 8, 2007, we entered into a Subscription, Loan and Rights Agreement (the “SaySwap Agreement”) with SaySwap, Inc. (“SaySwap”) pursuant to which we agreed to purchase a Senior Secured Convertible Promissory Note (the “SaySwap Note”) issued by SaySwap in the principal amount of $225,000 and a warrant (the “SaySwap Warrant”) to purchase 26.1 shares of SaySwap’s common stock. SaySwap is a company that is 60% owned by Mickey Elfenbein, our Chief Operating Officer, and members of his immediate family.

The SaySwap Note accrues interest at a rate of 8% per annum and has a maturity date of April 24, 2009, provided, however, that if SaySwap consummates a qualified financing (as defined in the SaySwap Note), SaySwap is required to repay the outstanding principal amount and all accrued interest on the SaySwap Note within 10 days of the consummation of such qualified financing. We may also declare the outstanding principal and accrued interest due and payable in the event of a default under the SaySwap Note. The SaySwap Note is convertible, at our option, into shares of SaySwap’s common stock, at any time prior to 30 days before the maturity date or three days before the consummation of a qualified financing. As security for SaySwap’s obligations under the SaySwap Note, SaySwap also granted to us a first priority security interest in all of SaySwap’s assets.

The SaySwap Warrant entitles us to purchase 26.1 shares of SaySwap’s common stock at a per share price of $3,831. The SaySwap Warrant expires on May 31, 2010. In February 2008 we exercised the SaySwap Warrant for an aggregate purchase price of $100,000.

During the year ended December 31, 2007, we made payments to Vayan Marketing, LLC totaling $225,000 under an agreement to provide auto-responder services to us. The agreement expired in December, 2007 and has been renewed on a month to month basis by us at a monthly rate of $5,000. Laura Kall, an officer of Vayan Marketing Group, LLC is an immediate family member of Richard Kall, the Chairman of VMdirect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock beneficially owned on June 30, 2008 for (i) each shareholder known to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each named executive officer, current executive officer and director, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

Under the terms of the Amended and Restated Notes and the Amended and Restated Warrants described in the section captioned “Private Placement of Convertible Notes and Warrants,” a holder of such securities may not convert or exercise such securities to the extent such conversion or exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of our common stock which would exceed 4.99% of our then outstanding shares of common stock following such conversion or exercise, excluding for purposes of such determination shares of our common stock issuable upon conversion of the Amended and Restated Notes which have not been converted and upon exercise of the Amended and Restated Warrants that have not been exercised. The shares of our common stock and percentage ownership listed in the following table for Portside Growth & Opportunity Fund do not reflect these contractual limitations on a holder’s ability to acquire shares of our common stock upon conversion of its Amended and Restated Note or exercise of its Amended and Restated Warrant.

Unless otherwise indicated, to our knowledge, each person in the table has sole voting and investment power with respect to the shares shown. The following table assumes a total of 24,927,710 shares of common stock outstanding as of June 30, 2008.

	Shares Beneficially Owned
Name of Beneficial Owner (1)	Number	Percent of Class

Craig Ellins(2)	16,110,669	64.6%
Mickey Elfenbein	500	*
Tracy Sperry(3)	5,521	*
Lorne Walker(4)	1,000	*
Amy Black(5)	16,110,669	64.6%
Kevin R. Keating(6)	57,500	*
Jerry Haleva(7)	20,000	*
Emanuel Gerard(8)	10,000	*
All Executive Officers and Directors as a Group (8 persons)(9)	16,205,190	64.9%

5% Shareholders

VM Investors, LLC(10)	16,108,169	64.6%
Richard Kall (11)	16,113,169	64.6%
Portside Growth and Opportunity Fund(12) c/o Ramius Capital Group, L.L.C. 666 Third Avenue, 26th Floor New York, NY 10017	2,321,430	8.7%

* Less than 1%

1.	Unless otherwise stated, the address is c/o DigitalFX International, Inc., 3035 East Patrick Lane, Suite 9, Las Vegas, Nevada 89120.

2.
Includes 16,108,169 shares of common stock held by VM Investors, LLC. Craig Ellins is a member and one of the managers of VM Investors, LLC and disclaims beneficial ownership of the shares of common stock held by VM Investors, LLC except to the extent of his pecuniary interest therein. Mr. Ellins currently serves as our Chairman, Chief Executive Officer and President, and as a manager of VMdirect.

3.
Consists of 5,521 shares of common stock that may be acquired from us within 60 days of June 30, 2008 upon the exercise of outstanding stock options. Tracy Sperry currently serves as our Acting Chief Financial Officer.

4.
Lorne Walker served as our Chief Financial Officer and Secretary from June 2006 through February 1, 2008, and previously served as the Chief Financial Officer of VMdirect from September 2005 through June 2006.

5.
Consists of 16,108,169 shares of common stock held by VM Investors, LLC and 2,500 shares of common stock held by Craig Ellins. Amy Black is a member of VM Investors, LLC and is the spouse of Craig Ellins, one of the managers of VM Investors, LLC. Amy Black disclaims beneficial ownership of the shares of common stock held by VM Investors, LLC except to the extent of her pecuniary interest therein. Ms. Black currently serves as the President of VMdirect.

6.
Includes 15,000 shares of common stock that may be acquired from us within 60 days of June 30, 2008 upon the exercise of outstanding stock options. Kevin R. Keating, one of our directors, is the father of Timothy Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of Keating Reverse Merger Fund, LLC, one of our shareholders. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, Keating Reverse Merger Fund, LLC or Keating Securities, LLC and disclaims any beneficial interest in the shares of our common stock owned by Keating Reverse Merger Fund, LLC. Similarly, Keating Investments, LLC, Keating Reverse Merger Fund, LLC and Keating Securities, LLC disclaim any beneficial interest in the shares of our common stock currently owned by Kevin R. Keating. Kevin R. Keating served as our President, Secretary and treasurer from June 2004 through June 2006. Kevin R. Keating is an investment executive and the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation, a registered broker-dealer. Kevin R. Keating also has an immediate family member, Timothy Keating, who is an affiliate of a registered broker-dealer. Kevin R. Keating purchased or otherwise acquired his shares in the ordinary course of business and, at the time of such purchase/acquisition, had no agreements or understandings, directly or indirectly, with any person, to distribute the securities to be resold.

7.
Includes 15,000 shares of common stock that may be acquired from us within 60 days of June 30, 2008 upon the exercise of outstanding stock options. Jerry Haleva currently serves as one of our directors.

8.
Includes 7,500 shares of common stock that may be acquired from us within 60 days of June 30, 2008 upon the exercise of outstanding stock options. Emanuel Gerard currently serves as one of our directors.

9.	Includes 43,021 shares of common stock that may be acquired from us within 60 days of June 30, 2008 upon the exercise of outstanding stock options.

10.	Craig Ellins and Richard Kall, the managers of VM Investors, LLC, exercise voting and investment authority over the shares of common stock held by VM Investors, LLC.

11.
Includes 16,108,169 shares of common stock held by VM Investors, LLC. Craig Ellins is a member and one of the managers of VM Investors, LLC and disclaims beneficial ownership of the shares of common stock held by VM Investors, LLC except to the extent of his pecuniary interest therein. Mr. Kall currently serves as the Chairman of VMdirect.

12.
Includes 1,071,429 shares of common stock issuable upon the conversion of an Amended and Restated Note and 535,715 shares of common stock issuable upon the exercise of an Amended and Restated Warrant. Ramius Capital Group, LLC (“Ramius Capital”) is the investment adviser of Portside Growth and Opportunity Fund (“Portside”) and consequently has voting control and investment discretion over securities held by Portside. Ramius Capital disclaims beneficial ownership of the shares held by Portside. Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss and Jeffrey M. Solomon are the sole managing members of C4S& Co., LLC, the sole managing member of Ramius Capital. As a result, Messrs. Cohen, Stark, Strauss and Solomon may be considered beneficial owners of any shares deemed to be beneficially owned by Ramius Capital. Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of these shares.

Changes in Control

Under the terms of certain Amended and Restated Notes and Amended and Restated Warrants, we provided to the investors therein anti-dilution protection whereby in the event we issue securities (other than certain exempt securities) for a consideration per share less than the per share conversion price or exercise price (as applicable) in effect immediately prior to such issuance, immediately after such issuance the per share conversion price or exercise price (as applicable) then in effect will be reduced to the issuance price per share of such newly issued securities. This anti-dilution protection could result in a change in control to the extent that we are required to issue a large enough number of shares of our common stock upon the conversion of the Amended and Restated Notes or exercise of the Amended and Restated Warrants at a low enough per share conversion price or exercise price (as applicable).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and the holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2007, all of our executive officers, directors and the holders of 10% or more of our common stock complied with all Section 16(a) filing requirements, except for Emanuel Gerard, who did not timely file a Form 4 reporting one transaction, Jerry Haleva, who did not timely file a Form 4 reporting one transaction, Kevin Keating, who did not timely file a Form 4 reporting one transaction, and Lorne Walker, our former Chief Executive Officer, who did not timely file two Form 4s reporting three transactions.

SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the 2009 Annual Meeting of shareholders for inclusion in our Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices by March 2, 2009. In addition, in the event a shareholder proposal is not received by us by May 23, 2009, the Proxy to be solicited by our board of directors for the 2009 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2009 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of our 2009 Annual Meeting is advanced or delayed more than 30 days from the date of the 2008 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2009 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2009 Annual Meeting. Upon determination by us that the date of the 2009 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2008 Annual Meeting, we will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

INDEPENDENT PUBLIC ACCOUNTANTS

Weinberg & Company, P.A. served as our independent registered public accounting firm for fiscal 2007 and will serve as our independent registered public accounting firm for fiscal 2008. We do not anticipate that a representative of Weinberg will attend the Annual Meeting.

On June 15, 2006, we dismissed KBA Group LLP (“KBA Group”) as our independent registered public accounting firm. The decision was approved by our board of directors. The reports of KBA Group on our financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except the report did contain an explanatory paragraph related to our ability to continue as a going concern. During our fiscal years ended December 31, 2005 and 2004, and the interim period from January 1, 2006 through June 15, 2006, there were no disagreements with KBA Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBA Group would have caused KBA Group to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years. We requested that KBA Group furnish us with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the our statements in our filings with the SEC. A copy of the letter furnished by KBA Group in response to that request, dated October 3, 2006, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on October 3, 2006.

On June 15, 2006, we engaged Weinberg & Company, P.A. as our new independent registered public accounting firm to audit our financial statements. The appointment of Weinberg was approved by the unanimous written consent of our board of directors.

Audit Fees

Weinberg billed us an aggregate of approximately $131,000 and $116,000 in fees for professional services rendered during 2007 and 2006, respectively, for the audit of our annual financial statements for the fiscal years ended December 31, 2007 and 2006 and for the reviews of the financial statements included in our Form 10QSB for each quarter of Fiscal 2007 and 2006.

Audit-Related Fees

Weinberg billed us an aggregate of approximately $26,000 and $29,000 in fees for assurance and related services performed in 2007 and 2006, respectively related to the audit of our annual financial statements for the fiscal years ended December 31, 2007 and 2006.

Our Audit Committee is directly responsible for interviewing and retaining our independent registered public accounting firm, considering the accounting firm’s independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent registered public accounting firm. The Audit Committee does not delegate these responsibilities. During the fiscal year ended December 31, 2007, our Audit Committee pre-approved 100% of the services described above for Weinberg.

ITEM 2:  AMENDMENT TO THE 2006 STOCK INCENTIVE PLAN

Item 2 is the ratification of an amendment to our 2006 Stock Incentive Plan to increase the authorized number of shares under the Plan from 1,537,501 to 5,000,000. The amendment to increase the number of shares authorized to be issued pursuant to the Plan is being proposed to permit us to ensure that we have adequate shares authorized under the Plan to continue to provide stock based compensation to our directors, officers, employees and consultants. Our board of directors believes that the ability to grant stock-based compensation, such as stock options, is important to our future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to our success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to our current employees and consultants.

Because awards under the Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to our chief executive officer, our named executive officers, our current executive officers as a group, our non-executive directors as a group, and our employees who are not executive officers, are not presently determinable.

Our board of directors believes it is in our best interest to continue to make substantial use of stock-based incentives to attract, retain and motivate qualified personnel. Accordingly, on June 27, 2008 our board of directors resolved to amend the Plan to increase the number of shares reserved for issuance under the Plan. As of the Record Date, options to purchase 949,000 shares were outstanding under the Plan and no shares have been issued to participants upon exercise of options issued under the Plan. As such, as of the Record Date, 588,501 shares were available for future grants.

At June 30, 2008, the last reported sales price of our common stock on AMEX was $0.40 per share.

Principal Features of the Plan

The principal terms and features of the Plan are summarized below. The following is a summary description of the salient terms, conditions and features of the Plan. As a summary, the description below is not a complete description of all of the terms and features of the Plan and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Appendix A in the form proposed.

General; Types of Awards; Number of Shares

The Plan provides for the grant of options to purchase shares of common stock, restricted stock, stock appreciation rights and stock units. Incentive stock options (“ISOs”) may be granted only to employees. Nonstatutory stock options and other stock-based awards may be granted to employees, non-employee directors, advisors and consultants. Our board of directors will be able to amend or modify the Plan at any time, although certain amendments or modifications may require shareholder approval.

Subject to certain adjustments, 1,537,501 shares of our common stock are currently authorized for issuance under the Plan. Shares authorized under the Plan will be available for issuance pursuant to options or awards granted under the Plan.

Administration

The Plan will be administered by our board of directors or a committee of our board of directors, as provided in the Plan. Our board of directors (or such committee) has the authority to select the eligible participants to whom awards will be granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards. The administrator of the Plan will be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms of agreements entered into with recipients under the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. Our board of directors may at its discretion delegate the responsibility for administering the Plan to any committee or subcommittee of the board of directors.

Eligibility

Options and other awards may be granted under the Plan to our officers, directors, employees and consultants and any of our subsidiaries. At the date of this Proxy Statement, all of our officers, directors, employees and consultants are eligible to receive awards under the Plan.

Stock Option Grants

The exercise price per share of our common stock purchasable under any stock option will be determined by the Plan administrator, but cannot in any event be less than 100% of the fair market value of our common stock on the date the option is granted. Our board of directors (or committee designated by our board of directors) will determine the term of each stock option (subject to a maximum term of 10 years) and each option will be exercisable pursuant to a vesting schedule determined by our board of directors (or the committee, as provided in the Plan). The grants and the terms of ISOs will be restricted to the extent required for qualification as ISOs by the U.S. Internal Revenue Code of 1986, as amended. Subject to approval of the Plan administrator, options may be exercised by payment of the exercise price in cash, shares of common stock, which have been held for at least six months, or pursuant to a “cashless exercise” through a broker-dealer under an arrangement approved by our board of directors. We may require the grantee to pay to us any applicable withholding taxes that we are required to withhold with respect to the grant or exercise of any option. The withholding tax may be paid in cash or, subject to applicable law, our board of directors (or committee designated by our board of directors) may permit the grantee to satisfy these obligations by the withholding or delivery of shares of our common stock. We may withhold from any shares of our common stock that may be issued pursuant to an option or from any cash amounts otherwise due from us to the recipient of the option an amount equal to such taxes.

Stock Units

Stock units are generally treated similar to stock options with respect to exercise/purchase price, exercisability and vesting.

Restricted Stock Grants

Restricted shares may be sold or awarded for consideration determined by our board of directors (or committee designated by our board of directors), including cash, full-recourse promissory notes, as well as part and future services. Any award of restricted shares will be subject to a vesting schedule determined by our board of directors (or the committee, as provide in the Plan). Any restricted shares that are not vested will be subject to rights of repurchase, rights of first refusal or other restrictions as determined by our board of directors (or the committee, as provided in the Plan). In general, holders of restricted shares will have the same voting, dividend and other rights as our other shareholders. However, holders of restricted shares may be required to invest any cash dividends received in additional restricted shares, which will be subject to the same conditions and restrictions as the restricted shares with respect to which the dividends were paid.

Adjustments

In the event of any change affecting shares of our common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to shareholders other than cash dividends, our board of directors (or committee designated by our board of directors) will make such substitution or adjustment in the aggregate number of shares that may be distributed under the Plan and in the number and option price (or exercise or purchase price, if applicable) as it deems to be appropriate in order to maintain the purpose of the original grant.

Transferability

No award will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee’s lifetime, an award may be exercised only by the grantee.

Termination of Service

If a grantee’s provision of services to us terminates on account of death, disability or retirement, then the grantee’s unexercised awards, if exercisable immediately before the grantee’s death or disability, may be exercised in whole or in part, not later than one year after this event. If a grantee’s provision of services to us terminates for cause, then the grantee’s unexercised awards terminate effective immediately upon such termination. If a grantee’s provision of services to us terminates for any other reason, then the grantee’s unexercised awards, to the extent exercisable immediately before such termination, will remain exercisable, and may be exercised in whole or in part, for a period of three months after such termination of employment.

Change of Control and Certain Corporation Transactions

Under the Plan, the occurrence of a “Change of Control” can affect options and other awards granted under the Plan. Generally, the Plan defines a “Change of Control” to include the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if immediately after the merger, consolidation or reorganization more than 50% of the combined voting power of the outstanding securities of each of the surviving entity and any direct or indirect parent is owned by persons who were not our shareholders immediately before the merger, consolidation or other reorganization. “Change of Control” also includes the sale, transfer or other disposition of all or substantially all of our assets. A transaction will not constitute a Change of Control if its sole purpose is to change the state of our incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction.

If a “Change of Control” were to occur, our board of directors would determine, in its sole discretion, whether to accelerate any vested or unvested portion of any award. Additionally, if a Change of Control were to occur, any agreement between us and any other party to the Change of Control could provide for (1) the continuation of any outstanding awards, (2) the assumption of the Plan or any awards by the surviving corporation or any of its affiliates, (3) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, or (4) cancellation of any vested or unvested portion of awards, subject to providing notice to the option holder.

Amendment and Termination

Our board of directors (or committee designated by our board of directors) may amend the Plan in any and all respects without shareholder approval, except as such shareholder approval may be required under applicable law or pursuant to the listing requirements of any national market system or securities exchange on which our equity securities may be listed or quoted. Unless sooner terminated by our board of directors, the Plan will terminate on July 25, 2016.

Effect of Section 16(b) of the Securities Exchange Act of 1934.

The acquisition and disposition of our common stock by our officers, directors and more than 10% stockholders (“Insiders”) pursuant to awards granted to them under the Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934. Pursuant to Section 16(b), a purchase of our common stock by an Insider within six months before or after a sale of our common stock by the Insider could result in our recovery of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The Plan is designed to comply with Rule 16b-3.

Tax Aspects of the 2006 Stock Incentive Plan

Federal Income Tax Consequences

The following discussion summarizes the material federal income tax consequences to us and the participants in connection with the Plan under existing applicable provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and the regulations adopted pursuant to the Code. This discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. Also, the discussion is limited to the tax implications of options, but not other types of awards under the Plan. The discussion is subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options

A recipient will not have any taxable income at the time a nonqualified stock option (“NSO”) is granted nor will we be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of common stock), and we will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options

A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code.

If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition,” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

We are not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, we will then be entitled to a deduction in the same amount as the grantee recognizes ordinary income.

Recommendation

The approval of this amendment to the Plan will require the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting.

All Proxies will be voted to approve this amendment unless a contrary vote is indicated on the enclosed Proxy card.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN TO 5,000,000.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning our equity compensation plans as of December 31, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,374,710	(1)	$3.14	719,063
Equity compensation plans not approved by security holders	--		--	--
Total	1,374,710		$3.14	719,063

(1)
Includes options originally issued by VMdirect and assumed by us which currently entitle the holders thereof to purchase shares of our common stock as follows: an aggregate of 534,090 shares at a per share exercise price of $0.26 expiring on December 31, 2015; and an aggregate of 21,782 shares at a per share exercise price of $0.33 expiring from January 3, 2016 through March 27, 2016.

SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by us. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-KSB

OUR ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2007, WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO US AT 3035 EAST PATRICK LANE, SUITE 9, LAS VEGAS, NEVADA 89120.

ON BEHALF OF OUR BOARD OF DIRECTORS Craig Ellins Chairman, Chief Executive Officer and President

Las Vegas, Nevada
July 1, 2008

APPENDIX A

DIGITALFX INTERNATIONAL, INC.

2006 STOCK INCENTIVE PLAN

(As of June 27, 2008)

i

SECTION 4.	ELIGIBILITY	7

(a)	General Rule	7
(b)	Ten-Percent Shareholders	7
(c)	Attribution Rules	7
(d)	Outstanding Stock	7

SECTION 5.	STOCK SUBJECT TO PLAN	7

(a)	Basic Limitation	7
(b)	Award Limitation	7
(c)	Additional Shares	8

SECTION 6.	RESTRICTED SHARES	8

(a)	Restricted Stock Agreement	8
(b)	Payment for Awards	8
(c)	Vesting	8
(d)	Voting and Dividend Rights	8
(e)	Restrictions on Transfer of Shares	8

SECTION 7.	TERMS AND CONDITIONS OF OPTIONS	9

(a)	Stock Option Agreement	9
(b)	Number of Shares	9
(c)	Exercise Price	9
(d)	Withholding Taxes	9
(e)	Exercisability and Term	9
(f)	Exercise of Options	10
(g)	Effect of Change in Control	10
(h)	Leaves of Absence	10
(i)	No Rights as a Shareholder	10
(j)	Modification, Extension and Renewal of Options	10
(k)	Restrictions on Transfer of Shares	10
(l)	Buyout Provisions	11

SECTION 8.	PAYMENT FOR SHARES	11

(a)	General Rule	11
(b)	Surrender of Stock	11
(c)	Services Rendered	11
(d)	Cashless Exercise	11
(e)	Exercise/Pledge	11
(f)	Promissory Note	11
(g)	Other Forms of Payment	11
(h)	Limitations under Applicable Law	12

SECTION 9.	STOCK APPRECIATION RIGHTS	12

(a)	SAR Agreement	12
(b)	Number of Shares	12
(c)	Exercise Price	12
(d)	Exercisability and Term	12
(e)	Effect of Change in Control	12
(f)	Exercise of SARs	12
(g)	Modification or Assumption of SARs	13

SECTION 10.	STOCK UNITS	13

(a)	Stock Unit Agreement	13
(b)	Payment for Awards	13
(c)	Vesting Conditions	13
(d)	Voting and Dividend Rights	13
(e)	Form and Time of Settlement of Stock Units	13
(f)	Death of Recipient	14
(g)	Creditors’ Rights	14

SECTION 11.	ADJUSTMENT OF SHARES	14

(a)	Adjustments	14
(b)	Dissolution or Liquidation	14
(c)	Reorganizations	15
(d)	Reservation of Rights	15

SECTION 12.	DEFERRAL OF AWARDS	15

SECTION 13.	AWARDS UNDER OTHER PLANS	16

SECTION 14.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES	16

(a)	Effective Date	16
(b)	Elections to Receive NSOs, Restricted Shares or Stock Units	16
(c)	Number and Terms of NSOs, Restricted Shares or Stock Units	16

SECTION 15.	LEGAL AND REGULATORY REQUIREMENTS	16

SECTION 16.	WITHHOLDING TAXES	17

(a)	General	17
(b)	Share Withholding	17

SECTION 17.	OTHER PROVISIONS APPLICABLE TO AWARDS	17

(a)	Transferability	17
(b)	Qualifying Performance Criteria	17

SECTION18.	NO EMPLOYMENT RIGHTS	18

SECTION19.	DURATION AND AMENDMENTS	18

(a)	Term of the Plan	18
(b)	Right to Amend or Terminate the Plan	18
(c)	Effect of Termination	18

SECTION 20.	EXECUTION	18

DIGITALFX INTERNATIONAL, INC.

2006 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The Plan (as hereinafter defined) was adopted by the Board of Directors on June 22, 2006, amended by the Board of Directors on June 27, 2008, and shall become effective as of July 23, 2008 (the “Effective Date”). The purpose of the Plan is to promote the long-term success of the Company (as hereinafter defined) and the creation of shareholder value by (a) encouraging Employees (as hereinafter defined), Outside Directors (as hereinafter defined) and Consultants (as hereinafter defined) to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards (as hereinafter defined) in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights. The Plan shall be administered by the Administrator, as provided in Section 3 hereof. For the purposes hereof, “Administrator” shall mean the Board of Directors (as defined hereinafter) or any committee authorized by the Board of Directors to administer the Plan, pursuant to the terms hereof.

SECTION 2. DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Change in Control” shall mean the occurrence of any of the following events:

(i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

1

(ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Company” shall mean DigitalFX International, Inc.

(g) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee.

(h) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

2

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Exercise Price” shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

(k) “Fair Market Value” with respect to a Share, shall mean the market price of one Share of Stock, determined by the Administrator as follows:

(i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Administrator shall be conclusive and binding on all persons.

(l) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(m) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(n) “Offeree” shall mean an individual to whom the Administrator has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(o) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(p) “Optionee” shall mean an individual or estate who holds an Option or SAR.

3

(q) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(s) “Participant” shall mean an individual or estate who holds an Award.

(t) “Plan” shall mean this DigitalFX International, Inc. 2006 Stock Incentive Plan, as amended from time to time.

(u) “Post-Reverse Split Basis” shall mean subsequent to the consummation on or about August 1, 2006, of a reverse stock split by the Company of the outstanding Stock whereby each holder of Stock receives one (1) Share for each fifty (50) Shares held by such holder.

(v) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Administrator.

(w) “Restricted Share” shall mean a Share awarded under the Plan.

(x) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y) “SAR” shall mean a stock appreciation right granted under the Plan.

(z) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa) “Service” shall mean service as an Employee, Consultant or Outside Director.

(bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(cc) “Stock” shall mean the Common Stock of the Company.

(dd) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

(ee) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

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(ff) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(gg) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3. ADMINISTRATION.

(a) General; Committee Composition. The Plan shall be administered by the Board of Directors. The Board of Directors may also designate a committee of the Board of Directors to administer the Plan, which committee shall consist of two or more directors of the Company, who shall be appointed by the Board of Directors. In addition, to the extent that the Company has a class of stock registered under Section 12 of the Exchange Act or is subject to the reporting obligations under Section 13(a) or Section 15(d) of the Exchange Act, the composition of the committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee for Non-Officer Grants. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. The Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c) Committee Procedures. The Board of Directors shall designate one of the members of each committee provided for hereunder as chairman. Each committee may hold meetings at such times and places as it shall determine. The acts of a majority of a committee’s members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all of a committee’s members, shall be valid acts of such committee.

(d) Administrator Responsibilities. Subject to the provisions of the Plan, the Administrator shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

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(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv) To determine when Awards are to be granted under the Plan;

(v) To select the Offerees and Optionees;

(vi) To determine the number of Shares to be made subject to each Award;

(vii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(viii) To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(ix) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(x) To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xi) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiii) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Administrator may designate persons other than members of the Administrator to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Administrator may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Administrator shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Administrator shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

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SECTION 4. ELIGIBILITY.

(a) General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

(b) Ten-Percent Shareholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(c) Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

(d) Outstanding Stock. For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed Five Million (5,000,000) Shares on a Post-Reverse Split Basis, plus an annual increase on the first day of each fiscal year during the term of the Plan, beginning January 1, 2007, in each case in an amount equal to the lesser of (i) 1,000,000 Shares, (ii) 5% of the outstanding Shares on the last day of the immediately preceding year, or (iii) an amount determined by the Board of Directors. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Award Limitation. Subject to the provisions of Section 11, and without limiting the powers of the Board of Directors, the Board of Directors may limit the number of Shares underlying or relating to Options, SARs, Restricted Shares or Stock Units that a Participant may receive under the Plan in any calendar year, or place any other limitations on the number and types of Awards (or the Shares underlying or relating to Awards) that may be granted to a Participant under the Plan.

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(c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6. RESTRICTED SHARES.

(a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Administrator may determine.

(c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Administrator may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

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SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, a Stock Option Agreement may specify that the exercise price of an NSO may vary in accordance with a predetermined formula. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Administrator at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Administrator at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

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(f) Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g) Effect of Change in Control. The Administrator may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) Leaves of Absence. An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(i) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

(j) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Administrator may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

(k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

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(l) Buyout Provisions. The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered. At the discretion of the Administrator, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Administrator shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f) Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

(g) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

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(h) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Administrator in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Effect of Change in Control. The Administrator may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

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(g) Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

SECTION 10. STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Administrator may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Administrator’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

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(f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES.

(a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii) The limitations set forth in Sections 5(a) and (b);

(iii) The number of Shares covered by each outstanding Option and SAR;

(iv) The Exercise Price under each outstanding Option and SAR; or

(v) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

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(c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d) Reservation of Rights. Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12. DEFERRAL OF AWARDS.

The Administrator (in its sole discretion) may permit or require a Participant to:

(a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company’s books;

(b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

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A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date. No provision of this Section 14 shall be effective unless and until the Board of Directors has determined to implement such provision.

(b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company, if any, in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board of Directors. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board of Directors. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board of Directors.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

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SECTION 16. WITHHOLDING TAXES.

(a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Administrator may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17. OTHER PROVISIONS APPLICABLE TO AWARDS.

(a) Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Administrator) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

(b) Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Administrator in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares (“Qualifying Performance Criteria”). The Administrator may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year. The Administrator shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Administrator may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

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SECTION 18. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically on July 31, 2016 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

SECTION 20. EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

DigitalFX International, Inc.

By:
Craig Ellins Chairman, Chief Executive Officer & President

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DIGITALFX INTERNATIONAL, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

The undersigned, a shareholder of DIGITALFX INTERNATIONAL, INC., a Florida corporation (the “Company”), hereby nominates, constitutes and appoints Craig Ellins and Mickey Elfenbein, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of shareholders of the Company, to be held on July 23, 2008, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

Our board of directors recommends a FOR vote on all proposals listed below.

Proposal 1. To elect the following three nominees as directors:

Craig Ellins	Jerry Haleva	Kevin R. Keating

_____ FOR NOMINEES LISTED (except as marked to the contrary below)
_____ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:)

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2. To approve an amendment of the Company’s 2006 Stock Incentive Plan to increase the number of authorized shares under the plan from 1,537,501 to 5,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated July 1, 2008, relating to the Annual Meeting.

Dated:___________________________, 2008

Signature:_____________________________

Signature:_____________________________
Signature(s) of Shareholder(s)
(See Instructions Below)

The signature(s) hereon should correspond exactly with the name(s) of the shareholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

☐ Please indicate by checking this box if you anticipate attending the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE